UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2021

TEVA PHARMACEUTICAL INDUSTRIES LIMITED

(Exact name of registrant as specified in its charter)

Israel	001-16174	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

124 Dvora Hanevi’a Street

Tel Aviv 6944020, Israel

(Address of Principal Executive Offices, including Zip Code)

+972-3-914-8213

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Copies of communications to:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing one Ordinary Share	TEVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)    Departure of Andrew Weil, Chief Accounting Officer

Andrew Weil, Teva’s Chief Accounting Officer, will step down from his role as Chief Accounting Officer, effective November 24, 2021.

(c)    Appointment of Amir Weiss as Chief Accounting Officer

Amir Weiss, currently Vice President of Finance and Corporate Controller, was promoted to Senior Vice President and Chief Accounting Officer, effective November 24, 2021.

Mr. Weiss, 44, joined Teva in June 2012 and has served in several senior finance-related positions, including Vice President Corporate Finance (October 2019 - November 2021) and VP Finance, International Markets (April 2014 - October 2019). Prior to joining Teva, Mr. Weiss served as Corporate Controller at RADCOM Ltd. from 2008 to 2012. From 2006 to 2008, he served as Corporate Controller at Oblicore Inc. Mr. Weiss holds an MA in law, an MBA and a Bachelor’s degree in Economics and Accounting from Bar Ilan University. Mr. Weiss is a Certified Public Accountant.

In connection with his promotion to Senior Vice President and Chief Accounting Officer, Mr. Weiss’s terms of employment were modified to increase his initial base salary to 840,000 New Israeli Shekels, with eligibility to be considered for an annual cash incentive with a target amount equal to 50% of his annual base salary and for equity-based awards under the Company’s equity compensation plan.

Mr. Weiss does not have any family relationships with any of the Company’s directors or executive officers and is not party to any transactions required to be disclosed under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEVA PHARMACEUTICAL INDUSTRIES LIMITED

Date: November 24, 2021	By:	/s/ Eli Kalif
	Name:	Eli Kalif
	Title:	Executive Vice President, Chief Financial Officer

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